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                                                                    Exhibit 10.8
                                                                    ------------

                               FUNDING AGREEMENT


     FUNDING AGREEMENT entered into as of the 12th day of May, 1996 between International Wireless Incorporated, a Delaware corporation ("International Wireless"), Grupo Carso, S.A. de C.V. ("Grupo Carso"), and Greg C. Carr ("Carr").

     WHEREAS, International Wireless intends, directly or through a subsidiary or parent corporation, to purchase Prodigy Services Company ("Prodigy") and to close the acquisition of Prodigy (the "Prodigy Acquisition") on or before June 30, 1996 (the "Prodigy Closing");

     WHEREAS, International Wireless desires, and is required as a condition to entering into a definitive agreement for the Prodigy Acquisition with Prodigy's owners, IBM and Sears, to have available to it commitments for at least U.S. $155,000,000 to provide a portion of the necessary funds for the purchase and operation of Prodigy;

     WHEREAS, Grupo Carso and Carr are willing to provide commitments for U.S. $155,000,000 on the terms set forth herein;

     NOW, THEREFORE, for good and valuable consideration, International Wireless, Grupo Carso and Carr hereby agree as follows:

     1.   Sale of Cellular Assets.
          -----------------------

          1.1  Option to Purchase.  International Wireless hereby grants Grupo
               ------------------
Carso or any affiliate thereof an irrevocable right and option to purchase, on or before July 26, 1996, its cellular telephone assets located in or associated with the Ivory Coast and Guinea, including without limitation the definitive communications licenses issued by the governments of the Ivory Coast and Guinea to subsidiaries of International Wireless, and the name "International Wireless" (collectively, the "Primary Cellular Assets"), for a purchase price of U.S. $69,000,000. International Wireless shall use its best efforts to provide to Grupo Carso all relevant information necessary for Grupo Carso to make a purchase decision with respect to the Primary Cellular Assets. As soon as Grupo Carso decides whether to purchase the Primary Cellular Assets, and in any event prior to July 26, 1996, it shall notify International Wireless of its decision. If Grupo Carso elects not to purchase the Primary Cellular Assets as provided herein, International Wireless shall be free to offer or sell the Primary Cellular Assets to any other party and at any price. Until such time as Grupo Carso so elects not to purchase the Primary Cellular Assets, International Wireless shall not (i) offer the Primary Cellular Assets to any other person or
(ii) engage in any negotiations with or solicit other proposals from any other person with respect to the sale of the Primary Cellular Assets.

          1.2  Additional Cellular Assets.  The parties acknowledge that the
               --------------------------
cellular telephone assets of International Wireless other than the Primary Cellular Assets (the "Additional Cellular Assets") are in various stages of business development. International Wireless intends to continue to develop the Additional Cellular Assets at least through December 31, 1996. If Grupo Carso (or an affiliate thereof) purchases the Primary Cellular Assets as provided herein, Grupo Carso or any affiliate thereof shall have a right of first refusal, from January 1, 1997 through March 31, 1997, to purchase the Additional Cellular Assets. If Grupo Carso purchases the Primary Cellular Assets but does not elect to exercise the foregoing right of first refusal, International Wireless shall be free to offer or sell the Additional Cellular Assets to any other party and at any price.

          1.3  Structure of Sale.  The definitive structure of the sale of the
               -----------------
Primary Cellular Assets and, if applicable, the sale of Additional Cellular Assets to Grupo Carso shall be established by
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mutual agreement of International Wireless and Grupo Carso, so as to minimize adverse tax consequences to all parties and the need for governmental approvals.

     2.   Existing Carr Line of Credit.
          ----------------------------

          2.1  Existing Terms.  International Wireless and Carr are parties to a
               --------------
Loan and Security Agreement dated November 15, 1995 (the "Existing Carr Agreement") pursuant to which Carr agreed to provide International Wireless with a revolving line of credit of $4,500,000, secured by all assets of International Wireless, under which $3,000,000 is currently outstanding. Under the Existing Carr Agreement, Carr has the right at any time prior to December 31, 1996 to convert all advances and unpaid interest into Common Stock at $3.00 per share.

          2.2  New Arrangements.  International Wireless and Carr hereby agree
               ----------------
that, on or before the Prodigy Closing, International Wireless shall borrow the remaining $1,500,000 available under the Existing Carr Agreement. International Wireless and Carr also agree that, effective as of the Prodigy Closing, (i) the $4,500,000 then outstanding under the Existing Carr Agreement, together with all accrued and unpaid interest, shall be converted into shares of Common Stock at $3.00 per share, and (ii) the Existing Carr Agreement (including without limitation the security arrangements therein) shall be terminated.

     3.   Existing Grupo Carso Investment.
          -------------------------------

          3.1  Existing Terms.  International Wireless and Grupo Carso are
               --------------
parties to a letter agreement dated April 11, 1996 (the "Existing Grupo Carso Agreement") pursuant to which Grupo Carso (or affiliates thereof) agreed, among other things, to purchase 7,000,000 shares of Common Stock from International Wireless for $3.00 per share. Under the Existing Grupo Carso Agreement, Grupo Carso has purchased 4,000,000 shares from International Wireless to date and is required to purchase the remaining 3,000,000 shares from International Wireless prior to September 3, 1996.

          3.2  New Arrangements.  International Wireless and Grupo Carso hereby
               ----------------
agree that, effective as of the Prodigy Closing, (i) Grupo Carso shall purchase the remaining 3,000,000 shares from International Wireless for $3.00 per share under the Existing Grupo Carso Agreement and (ii) the "standstill" provisions of the Existing Grupo Carso Agreement shall be amended to permit Grupo Carso to purchase all shares it is entitled or obligated to purchase hereunder.

     4.   Private Placement.  International Wireless intends to complete a
          -----------------
private placement (the "Private Placement") of Common Stock simultaneously with the Prodigy Closing. Prior to or simultaneously with the Prodigy Closing, Grupo Carso hereby agrees to invest $5,000,000 in the Private Placement and Carr hereby agrees to invest $2,000,000 in the Private Placement. All shares sold to Grupo Carso and Carr in the Private Placement shall be sold on the same terms as shares are sold to other purchasers in the Private Placement but in no event shall the price exceed $9.00 per share.

     5.   Stock Put.  International Wireless, Grupo Carso and Carr hereby agree
          ---------
to the following stock put ("Stock Put") arrangements:

          5.1  Maximum Amount.  The maximum amount of the Stock Put (the
               --------------
"Maximum Amount") at any point in time shall be U.S. $144,500,000, reduced by
(i) the net amount realized by International Wireless, after payment of transaction expenses, from the sale of the Primary Cellular Assets and the Additional Cellular Assets, (ii) the net amount realized by International Wireless, after payment of transaction expenses, from the sale of Common Stock in the Private Placement (including the $5,000,000 and $2,000,000 to be invested by Grupo Carso and Carr, respectively) and in all other

                                      -2-
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private placements of Common Stock or other equity securities by International
Wireless, (iii) the net amount realized by International Wireless, after payment of transaction expenses, in the initial public offering of International Wireless (the "IPO") and (iv) the amount realized by International Wireless from the exercise of the Warrants (as defined in Section 6 below).

          5.2  Allocation of Maximum Amount.  The Maximum Amount shall be
               ----------------------------
allocated 90% to Grupo Carso and 10% to Carr.

          5.3  Stock Put.  Commencing with the Prodigy Closing and at any time
               ---------
and from time to time thereafter until the Termination Date (as defined below), International Wireless shall have the right to require Grupo Carso and Carr to purchase fully-paid and nonassessable shares of Common Stock from International Wireless, at a price of $6.00 per share, with an aggregate purchase price not to exceed the Maximum Amount applicable to Grupo Carso and Carr, respectively. The price of $6.00 per share shall be adjusted appropriately for any stock splits, stock dividends or like events occurring after the date hereof. This Stock Put may be exercised, and Grupo Carso and Carr shall purchase Common Stock from International Wireless, as provided in the preceding sentence in one or more transactions in the discretion of International Wireless so long as (i) the aggregate purchase price for all sales of Common Stock pursuant to the Stock Put does not exceed the Maximum Amount applicable to Grupo Carso and Carr, respectively, and (ii) each exercise of the Stock Put is made in the ratio of 90% to Grupo Carso and 10% to Carr. The "Termination Date" shall be the earlier of (i) November 12, 1997 or (ii) the closing of an underwritten public offering of Common Stock or other equity securities in which the gross proceeds to International Wireless exceed U.S. $25,000,000.

          5.4  Exercise of Stock Put and Closings.  International Wireless may
               ----------------------------------
exercise the Stock Put by providing written notice of each exercise to Grupo Carso and Carr. Each exercise of the Stock Put must be authorized by a majority of the disinterested members of the Board of Directors of International Wireless (i.e., a majority of the members of the Board of Directors other than Carr and the representative of Grupo Carso). Within five business days after each such notice, Grupo Carso and Carr shall provide to International Wireless, in immediately available funds, the purchase price for the shares subject to such exercise of the Stock Put and shall receive in exchange therefor stock certificates representing the shares so purchased by them respectively.

     6.   Warrants.  In consideration of the commitments described herein,
          --------
International Wireless hereby grants Grupo Carso and Carr the following warrants (collectively, the "Warrants"): (i) Warrants to purchase 2,700,000 shares and 270,000 shares, respectively, of Common Stock for $3.00 per share at any time after the initial closing of the Private Placement and on or before December 31, 1996 and (ii) Warrants to purchase 2,000,000 shares and 1,000,000 shares, respectively, of Common Stock for $9.00 per share at any time after the initial closing of the Private Placement and on or before the earlier of (a) the closing of the IPO or (b) November 12, 1997. The respective exercise prices of the Warrants shall be adjusted appropriately for any stock splits, stock dividends or like events occurring after the date hereof.

     7.   GES Investment.  In order to increase the strategic cooperation
          --------------
between the parties, International Wireless shall use its best efforts to enable Grupo Carso to invest on favorable terms in Global Enterprise Services, Inc., a company in which International Wireless currently holds a 48% equity interest.

     8.   Board of Directors.  Effective upon the Prodigy Closing, International
          ------------------
Wireless shall cause one representative of Grupo Carso (who shall be reasonably acceptable to International Wireless) to be elected to the Board of Directors of International Wireless.

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     9.   Representations of International Wireless.  International Wireless
          -----------------------------------------
represents and warrants to Grupo Carso and Carr as follows:

          9.1  Authorization and Binding Nature.  International Wireless has all
               --------------------------------
necessary right, power and authority to enter into and perform this Agreement. The execution, delivery and performance by International Wireless of this Agreement has been duly authorized by all requisite corporate action and constitutes the valid and legally binding obligation of International Wireless, enforceable against International Wireless in accordance with its terms.

          9.2  Non-Contravention.  The execution, delivery and performance by
               -----------------
International Wireless of this Agreement will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to International Wireless, (b) violate the provisions of the Certificate of Incorporation or By-laws, each as amended to date, of International Wireless, or (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to International Wireless.

     10.  Representations of Grupo Carso.  Grupo Carso represents and warrants
          ------------------------------
to International Wireless and Carr as follows:

          10.1  Authorization and Binding Nature.  The execution, delivery and
                --------------------------------
performance by Grupo Carso of this Agreement has been duly authorized by all requisite corporate action and constitutes the valid and legally binding obligation of Grupo Carso, enforceable against Grupo Carso in accordance with its terms.

          10.2  Non-Contravention.  The execution, delivery and performance by
                -----------------
Grupo Carso of this Agreement will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to Grupo Carso, (b) violate the provisions of the charter documents of Grupo Carso, or (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to Grupo Carso.

          10.3  Financial Resources.  Grupo Carso has sufficient liquid
                -------------------
resources available to it to perform its obligations hereunder.

     11.  Representations of Carr.  Carr represents and warrants to
          -----------------------
International Wireless and Grupo Carso as follows:

          11.1  Binding Nature.  This Agreement constitutes the valid and
                --------------
legally binding obligation of Carr, enforceable against Carr in accordance with its terms.

          11.2  Non-Contravention.  The execution, delivery and performance by
                -----------------
Carr of this Agreement will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to Carr or (b) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to Carr.

          11.3  Financial Resources.  Carr has sufficient liquid resources
                -------------------
available to him to perform his obligations hereunder.

     12.  Obligations Several.  The obligations of Grupo Carso and Carr
          -------------------
hereunder shall be several and not joint and the failure of Grupo Carso or Carr to perform its or his obligations hereunder shall not relieve the other from its or his obligations hereunder.

                                      -4-
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     13.  Successors and Assigns.  The parties may not assign their respective
          ----------------------
obligations hereunder without the prior written consent of the other parties, except that (i) Grupo Carso may assign its funding obligations hereunder to affiliates of Grupo Carso and (ii) International Wireless may assign its rights and obligations hereunder to a new parent corporation of International Wireless; provided, however, that no such assignments shall relieve Grupo Carso and
--------  -------
International Wireless of their respective obligations hereunder. Any assignment in contravention of this provision shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     14.  Entire Agreement.  This Agreement represents the entire understanding
          ----------------
and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties. The parties may amend or modify this Agreement by a written instrument executed by all parties.

     15.  Severability.  Any provision of this Agreement which is invalid,
          ------------
illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

     16.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware in the United States and all parties hereby consent to the jurisdiction of the courts thereof.

     17.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.


                              INTERNATIONAL WIRELESS INCORPORATED


                              By: /s/
                                 -------------------------------
                                 Paul W. DeLacey, President/CEO


                              By: /s/
                                 -------------------------------
                                 Terrance P. Dillon, Co-Chairman



                              GRUPO CARSO, S.A. DE C.V.


                              By: /s/
                                  ------------------------------

                              Title:____________________________

                              GREG C. CARR


                              /s/
                              ---------------------------------
                              Greg C. Carr

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